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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934



         Date of Report (Date of earliest event reported): May 18, 2006


                              POSSIS MEDICAL, INC.
             (Exact name of registrant as specified in its charter)


        Minnesota                       0-944                41-0783184
(State or other jurisdiction   (Commission File Number)     (IRS Employer
     of incorporation)                                    Identification No.)


9055 Evergreen Boulevard NW, Minneapolis, MN                 55433-8003
(Address of principal executive offices)                     (Zip Code)


Registrant's telephone number, including area code   763-780-4555


                                 Not Applicable
         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):


[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

On May 18, 2006, Possis Medical, Inc., announced that an important new analysis of clinical experience involving its proprietary AngioJet(R) Thrombectomy System was presented this week at the EuroPCR medical conference in Paris. Dr. Georgios Sianos, M.D., of Rotterdam's Thoraxcentre presented an analysis of heart attack patients that suggests a safety benefit of thrombus removal before placement of drug eluting stents.

Item 9.01 Financial Statements and Exhibits

         [c]      Exhibits

99.1     Press Release, dated May 18, 2006, issued by Possis Medical, Inc.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              Possis Medical, Inc.
                              --------------------
                                  (Registrant)

Date: May 18, 2006
      ------------
                              By:     /s/ Jules L. Fisher
                              ------------------------------------
                                          Jules L. Fisher
                                      Vice President, Finance and
                                      Chief Financial Officer

                                  EXHIBIT INDEX

Exhibit No.                Description

99.1                       Press Release, dated May 18, 2006,
                           issued by Possis Medical, Inc.